Independence One Fixed Income Fund

(A Portfolio of Independence One Mutual Funds)
Supplement to the Combined Prospectus dated June 30, 1997

Please be advised that Bruce Beaumont has assumed the primary responsibility as portfolio manager for Independence One Fixed Income Fund. Accordingly, please delete the biographical information for John B. Willard from page 21 of your prospectus. In addition, please delete first sentence of Mr. Beaumont's biographical information on page 20 and replace it with the following:

     "Bruce Beaumont is Vice President and Portfolio Manager for Michigan National Bank and IOCM in Farmington Hills. Mr. Beaumont has been responsible for management of Fixed Income Fund's portfolio since February 1998 and Michigan Municipal Bond Fund's portfolio since November 1995."

                                                               February 25, 1998



[GRAPHIC OMITTED]

     Cusip 453777864
     G01184-16 (2/98)   MIF802085
[GRAPHIC OMITTED]